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Exhibit 99.1

Hewlett Packard Enterprise

3000 Hanover Street

Palo Alto, CA 94304

hpe.com

News Release

Hewlett Packard Enterprise Reports Fiscal 2015 Q4 Segment Results and Reaffirms Fiscal 2016 Outlook

•	Delivers second consecutive quarter of Hewlett Packard Enterprise segment revenue growth in constant currency in fiscal 2015 fourth quarter

•	Reaffirms 2016 Full Year Outlook of $1.85 – $1.95 in non-GAAP diluted net earnings per share

PALO ALTO, Calif., Nov. 24, 2015 – Hewlett Packard Enterprise (NYSE: HPE) today provided an update on its fiscal 2015 fourth quarter segment results, reaffirmed its fiscal 2016 outlook and provided its outlook for the fiscal 2016 first quarter.

“Hewlett Packard Enterprise is off to a very strong start,” said Meg Whitman, president and chief executive officer, Hewlett Packard Enterprise. “The new company’s business segments delivered a second consecutive quarter of constant currency revenue growth in Q4, and we believe that momentum will accelerate into FY16.”

Fiscal 2015 Fourth Quarter Hewlett Packard Enterprise Segment Results

During the fiscal 2015 fourth quarter, Hewlett Packard Enterprise operated as part of Hewlett-Packard Company, and its results were consolidated within Hewlett-Packard Company results. Full Hewlett-Packard Company fourth quarter financial results can be found at HP.com by clicking on “Investor relations”.

In the fiscal 2015 fourth quarter, total revenue from Hewlett Packard Enterprise segments was $14.1 billion, down 4% year over year, or up

3% in constant currency. This is the second consecutive quarter of year over year, constant currency revenue growth for the Hewlett Packard Enterprise segments.

Business segment results are as follows:

•	Enterprise Group revenue was $7.4 billion, up 2% year over year, up 9% in constant currency, with a 14.0% operating margin. Industry Standard Servers revenue was up 5%, up 13% in constant currency, Storage revenue was down 7%, flat in constant currency, Business Critical Systems revenue was down 8%, down 2% in constant currency, Networking revenue was up 35%, up 43% in constant currency, and Technology Services revenue was down 11%, down 4% in constant currency.
•	Enterprise Services revenue was $5.0 billion, down 9% year over year, down 2% in constant currency, with an 8.2% operating margin. Infrastructure Technology Outsourcing revenue was down 11%, down 4% in constant currency, and Application and Business Services revenue was down 5%, up 1% in constant currency.
•	Software revenue was $958 million, down 7% year over year, down 2% in constant currency, with a 30.1% operating margin. License revenue was down 6%, down 2% in constant currency, support revenue was down 9%, down 4% in constant currency, professional services revenue was down 3%, up 4% in constant currency, and software-as-a-service (SaaS) revenue was down 2%, down 2% in constant currency.
•	HP Financial Services revenue was $802 million, down 11% year over year, down 4% in constant currency with a 2% increase in net portfolio assets and a 4% decrease in financing volume. The business delivered an operating margin of 10.8%.

Fiscal 2015 Results

On a pro-forma basis, Hewlett Packard Enterprise estimates its total contribution to Hewlett-Packard Company fiscal 2015 non-GAAP diluted net EPS was approximately $1.84, within the range provided at the Hewlett-Packard Company Securities Analyst Meeting in September.

The unaudited pro forma Hewlett Packard Enterprise fiscal 2015 non-GAAP diluted net earnings per share information presented is based on its estimated contribution to Hewlett-Packard Company’s fiscal 2015 non-GAAP diluted net EPS as adjusted to give effect to the separation transaction effective on November 1, 2015. The pro forma amounts do not necessarily reflect what the fiscal 2015 non-GAAP diluted net EPS of Hewlett Packard Enterprise would have been had the separation occurred on November 1, 2014. They also may not be useful in predicting the future financial condition and results of operations of the separate companies. The actual financial position and results of operations as reported in Hewlett Packard Enterprise’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

In fiscal 2015, Hewlett Packard Enterprise operated as part of Hewlett-Packard Company. Hewlett Packard Enterprise provided detailed information in its Registration Statement on Form 10 and additional information will be available in the first Form 10-K filing for Hewlett Packard Enterprise in December. Beginning in the first quarter of fiscal 2016, Hewlett Packard Enterprise will begin reporting detailed quarterly financial results.

Fiscal 2016 First Quarter and Full Year Outlook

For fiscal 2016, Hewlett Packard Enterprise affirmed the non-GAAP diluted net EPS outlook announced in September. Hewlett Packard Enterprise estimates non-GAAP diluted net EPS to be in the range of $1.85 to $1.95 and GAAP diluted net EPS to be in the range of $0.75 to $0.85. Fiscal 2016 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $1.10 per share, related to restructuring charges, the amortization of intangible assets, separation costs and acquisition-related charges.

For the fiscal 2016 first quarter, Hewlett Packard Enterprise estimates non-GAAP diluted net EPS to be in the range of $0.37 to $0.41 and GAAP diluted net EPS to be in the range of $0.09 to $0.13. Fiscal 2016 first quarter non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.28 per share, related to restructuring charges, the amortization of intangible assets, separation costs and acquisition-related charges.

About Hewlett Packard Enterprise

Hewlett Packard Enterprise (HPE) is an industry leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

Use of non-GAAP financial information

To supplement Hewlett Packard Enterprise’s consolidated and combined financial statement information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides revenue on a constant currency basis, as well as non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share. A reconciliation of adjustments to GAAP financial measures is included in this news release. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” further below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings or diluted net earnings per share prepared in accordance with GAAP.

Forward-looking statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the recently completed separation transaction, the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard

Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties; risks associated with Hewlett Packard Enterprise’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of Hewlett Packard Enterprise’s business) and the anticipated benefits of the separation or of implementing the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s Registration Statement on Form 10 dated July 1, 2015, as amended.

As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the Hewlett Packard Enterprise Annual Report on Form 10-K for the fiscal year ended October 31, 2015. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Use of non-GAAP financial measures

To supplement Hewlett Packard Enterprise’s consolidated and combined financial statement information presented on a GAAP basis, Hewlett Packard Enterprise provides revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share.

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to revenue on a constant currency basis is revenue. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP earnings from operations is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share is diluted net earnings per share. Reconciliations of non-GAAP financial measures to GAAP information are included in this news release.

Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise

Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP operating profit and non-GAAP operating margin are defined to exclude the effects of any charges relating to the amortization of intangible assets, restructuring charges, charges relating to the separation transaction, acquisition-related charges and defined benefit plan settlement charges. Non-GAAP net earnings and non-GAAP diluted net earnings per share consist of net earnings or diluted net earnings per share excluding those same charges. In addition, non-GAAP net earnings and non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item. Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, Hewlett Packard Enterprise’s management excludes each of those items mentioned above for the following reasons:

•	Hewlett Packard Enterprise incurs charges relating to the amortization of intangible assets. Those charges are included in Hewlett Packard Enterprise’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of Hewlett Packard Enterprise’s acquisitions and any related impairment charges. Consequently, Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•	Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits and (ii) costs to vacate duplicative facilities. Hewlett Packard Enterprise excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of Hewlett Packard Enterprise’s current operating performance or comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•	Separation costs are expenses associated with Hewlett Packard Enterprise’s plan to separate into two independent publicly-traded companies. The charges are primarily related to third-party consulting, contractor fees, early debt settlement costs and other incremental costs incurred to complete the separation. Hewlett Packard Enterprise excludes these separation costs for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•	Hewlett Packard Enterprise incurs cost related to its acquisitions, most of which are treated as non-cash or non-capitalized expenses. The charges are direct expenses such as professional fees and retention costs, as well as non-cash adjustments to the fair value of certain acquired assets such as inventory. Because non-cash or non-capitalized acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of Hewlett Packard Enterprise’s acquisitions, Hewlett Packard Enterprise believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

•	Hewlett Packard Enterprise incurs impairment charges related to its exit from certain data centers. Such charges are inconsistent in amount and frequency. Hewlett Packard Enterprise believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

•	Hewlett Packard Enterprise incurred defined benefit settlement charges relating to the U.S. Hewlett-Packard Company Pension Plan (a Shared plan). The charges are associated with the net settlement and remeasurement resulting from voluntary lump sum payments offered to certain terminated vested participants. Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

Material limitations associated with use of non-GAAP financial measures

These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

•	Items such as amortization of intangible assets, though not directly affecting Hewlett Packard Enterprise’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings or non-GAAP diluted net earnings per share, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

•	Items such as restructuring charges and separation costs that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share can have a material impact on the equivalent GAAP earnings measure and cash flows.

•	Hewlett Packard Enterprise may not be able to immediately liquidate the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

•	Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share differently than Hewlett Packard Enterprise does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures

Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors

Hewlett Packard Enterprise believes that providing revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

© 2015 Hewlett-Packard Enterprise, L.P. The information contained herein is subject to change without notice. Hewlett Packard Enterprise shall not be liable for technical or editorial errors or omissions contained herein.